                                                                   EXHIBIT 99.08



                  Ambac Financial Group, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                For the Periods Ended December 31, 2001 and 2000
                    (Dollars in Thousands Except Share Data)



                                                           Three Months Ended                           Years Ended
                                                              December 31,                             December 31,
                                                  --------------------------------------   --------------------------------------
                                                        2001                 2000                2001                 2000
                                                  --------------------------------------   --------------------------------------
Revenues:
  Financial Guarantee:

     Gross premiums written                                $184,043            $144,126             $683,296            $483,082
     Ceded premiums written                                 (23,192)            (18,338)             (95,534)            (80,789)
                                                  ------------------   -----------------   ------------------   -----------------
       Net premiums written                                $160,851            $125,788             $587,762            $402,293
                                                  ==================   =================   ==================   =================

     Net premiums earned                                   $102,187             $80,502             $378,734            $311,276
    Other credit enhancement fees                             6,137               3,489               21,661              12,157
                                                  ------------------   -----------------   ------------------   -----------------
     Net premiums earned and other credit
      enhancement fees                                      108,324              83,991              400,395             323,433
     Net investment income                                   70,995              63,424              267,847             241,047
     Net (losses) gains (1)                                  (1,454)                596               (1,464)             (3,430)
     Other income                                             1,262                 423                5,180               4,371
  Financial Services:

     Revenue                                                 15,768              16,250               52,225              62,675
     Net gains (losses)                                         125              (1,239)              (3,026)             (9,110)
  Other:

     Revenue                                                  1,234                 794                4,327               2,316
     Net gains (losses )                                        819                   8                 (564)                  8
                                                  ------------------   -----------------   ------------------   -----------------

       Total revenues                                       197,073             164,247              724,920             621,310
                                                  ------------------   -----------------   ------------------   -----------------

Expenses:
  Financial Guarantee:

     Losses and loss adjustment expenses                      5,500               4,243               20,000              15,000
     Underwriting and operating expenses                     17,318              14,673               67,989              55,235
  Financial Services                                          5,188               6,242               21,815              24,805
  Interest                                                   12,104               9,324               40,442              37,477
  Other                                                       1,575               1,245                5,947               6,669
                                                  ------------------   -----------------   ------------------   -----------------

       Total expenses                                        41,685              35,727              156,193             139,186
                                                  ------------------   -----------------   ------------------   -----------------

Income before income taxes                                  155,388             128,520              568,727             482,124
Provision for income taxes                                   38,642              31,534              135,821             115,952
                                                  ------------------   -----------------   ------------------   -----------------

       Net income                                          $116,746             $96,986             $432,906            $366,172
                                                  ==================   =================   ==================   =================

Net income per share:

       Basic                                                  $1.11               $0.92                $4.10               $3.49
                                                  ==================   =================   ==================   =================

       Diluted                                                $1.07               $0.89                $3.97               $3.41
                                                  ==================   =================   ==================   =================

Weighted average number of common shares outstanding:

       Basic                                            105,562,868         105,477,232          105,705,957         105,031,473
                                                  ==================   =================   ==================   =================

       Diluted                                          108,710,853         108,416,585          108,948,133         107,415,430
                                                  ==================   =================   ==================   =================


(1) includes net gains (losses) on investment securities sold of ($885), $2,784, $2,124 and $681 for the fourth quarter of 2001 and 2000 and the full year ended 2001 and 2000, respectively, and change in fair value of credit derivatives of ($569), ($2,188), ($3,588) and ($4,111) for the
     fourth quarter of 2001 and 2000 and the full year ended 2001 and 2000, respectively.

                  Ambac Financial Group, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                     December 31, 2001 and December 31, 2000
                    (Dollars in Thousands Except Share Data)

                                                                                     December 31, 2001         December 31, 2000
                                                                               ------------------------    ----------------------
Assets
------

Investments:
        Fixed income securities, at fair value
               (amortized cost of $8,355,596 in 2001 and $6,743,450 in 2000)                $8,469,157                $6,825,152
        Fixed income securities pledged as collateral, at fair value
               (amortized cost of $1,393,193 in 2001 and $1,238,401 in 2000)                 1,401,528                 1,239,349
        Short-term investments, at cost (approximates fair value)                              415,002                   253,519
        Other                                                                                    2,163                     5,852
                                                                               ------------------------    ----------------------
               Total investments                                                            10,287,850                 8,323,872

Cash                                                                                            76,580                    20,493
Cash pledged as collateral                                                                           -                    24,935
Securities purchased under agreements to resell                                                 11,200                   255,786
Receivable for investment agreements                                                             4,101                     6,663
Receivable for securities sold                                                                   8,922                     1,926
Investment income due and accrued                                                              144,463                   130,692
Reinsurance recoverable                                                                          2,259                     1,091
Prepaid reinsurance                                                                            267,655                   242,604
Deferred acquisition costs                                                                     163,477                   153,424
Loans                                                                                          901,194                   695,251
Other assets                                                                                   397,328                   263,563
                                                                               ------------------------    ----------------------
               Total assets                                                                $12,265,029               $10,120,300
                                                                               ========================    ======================

Liabilities and Stockholders' Equity
------------------------------------

Liabilities:
        Unearned premiums                                                                   $1,780,272                $1,546,290
        Losses and loss adjustment expense reserve                                             152,352                   132,445
        Ceded reinsurance balances payable                                                      10,146                    10,892
        Obligations under investment and payment agreements                                  4,089,777                 3,509,049
        Obligations under investment repurchase agreements                                   1,422,151                 1,383,882
        Securities sold under agreement to repurchase                                          425,000                         -
       Deferred income taxes                                                                   123,077                   106,035
        Current income taxes                                                                    98,145                    25,628
        Debentures                                                                             616,649                   424,061
        Accrued interest payable                                                                84,225                    90,575
        Other liabilities                                                                      416,632                   291,394
        Payable for securities purchased                                                        62,915                     3,935
                                                                               ------------------------    ----------------------
               Total liabilities                                                             9,281,341                 7,524,186
                                                                               ------------------------    ----------------------

Stockholders' equity:
        Preferred stock                                                                              -                         -
        Common stock                                                                             1,060                     1,060
        Additional paid-in capital                                                             538,135                   533,558
        Accumulated other comprehensive income                                                  62,476                    45,154
        Retained earnings                                                                    2,403,473                 2,035,209
        Common stock held in treasury at cost                                                  (21,456)                  (18,867)
                                                                               ------------------------    ----------------------
               Total stockholders' equity                                                    2,983,688                 2,596,114
                                                                               ------------------------    ----------------------
               Total liabilities and stockholders' equity                                  $12,265,029               $10,120,300
                                                                               ========================    ======================

Number of shares outstanding (net of treasury shares)                                      105,584,049               105,550,605
                                                                               ========================    ======================
Book value per share                                                                            $28.26                    $24.60
                                                                               ========================    ======================

                  Ambac Financial Group, Inc. and Subsidiaries
          Supplemental Analytical Data: Components of Core Earnings (1)
                For The Periods Ended December 31, 2001 and 2000


                                                          Three Months Ended                            Years Ended
                                                             December 31,                              December 31,
                                                  -----------------------------------------   --------------------------------------
                                                    2001                      2000              2001                    2000
                                                  -----------------------------------------   --------------------------------------
Net income                                              $116,746                   $96,986          $432,906               $366,172
Adjustments:
  Net losses                                                 332                       413             3,285                  8,146
                                                  ---------------     ---------------------   ---------------     ------------------

Operating earnings                                       117,078                    97,399           436,191                374,318

  Refundings, calls and other accelerations               (6,501)                   (2,282)          (22,025)               (12,669)
                                                  ---------------     ---------------------   ---------------     ------------------

Core earnings                                           $110,577                   $95,117          $414,166               $361,649
                                                  ===============     =====================   ===============     ==================



                  Ambac Financial Group, Inc. and Subsidiaries
  Supplemental Analytical Data: Components of Adjusted Book Value Per Share (2)
                     December 31, 2001 and December 31,2000

                                                                   December 31,              December 31,
                                                                      2001                      2000
                                                                      -----                     ----
Book value                                                                $28.26                 $24.60
After-tax value of:
    Net unearned premium reserve less
      deferred acquisition costs                                            8.31                   7.07
    Present value of future installment premiums                            6.07                   4.71
    Unrealized loss on investment
      agreement liabilities                                                (0.61)                 (0.03)
                                                              -------------------      -----------------

Adjusted book value                                                       $42.03                 $36.35
                                                              ===================      =================




(1) Core earnings and operating earnings are not substitutes for net income computed in accordance with accounting principles generally accepted in the United States of America (GAAP), but are important measures used by management, equity analysts and investors to measure Ambac's financial results. The Company defines operating earnings as net income, less the effect of realized and unrealized gains and losses and certain non-recurring items. Core earnings, which Ambac reports as analytical data, is defined as operating earnings less net insurance premiums earned from refundings and calls. The definitions of operating earnings and core earnings used by Ambac may differ from definitions of operating earnings and core earnings used by other public holding companies of financial guarantors.

(2) Adjusted book value (ABV), which is not promulgated under GAAP, is used by management, equity analysts and investors as a measurement of the Company's intrinsic value with no benefit given for ongoing business activity. Management derives ABV by beginning with stockholders' equity (book value) and adding or subtracting the after-tax value of: the net unearned premium reserve; deferred acquisition costs; the present value of estimated net future installment premiums; and the unrealized gain or loss on investment agreement liabilities. These adjustments will not be realized until future periods and may differ materially from the amounts used in determining ABV. The definition of ABV used by the Company may differ from definitions of ABV used by other public holding companies of financial guarantee insurers.

                           Ambac Assurance Corporation
           Statutory Accounting, Financial and Capital Information (1)
                     December 31, 2001 and December 31, 2000
                      (Dollars in Thousands, Except Ratios)

                                                                           December 31,                December 31,
                                                                               2001                        2000
                                                                      ------------------------   -------------------------
Capital and Claim-Paying Resources:
    Contingency reserve                                                            $1,265,652                  $1,080,748
    Capital and surplus                                                             1,996,462                   1,655,151
                                                                      ------------------------   -------------------------
       Qualified statutory capital                                                  3,262,114                   2,735,899

    Unearned premiums                                                               1,860,090                   1,615,422
    Losses and loss adjustment expenses                                                27,835                      31,034
                                                                      ------------------------   -------------------------
       Policyholders' reserves                                                      5,150,039                   4,382,355

       Third party capital support (2)                                                800,000                     800,000
       Present value of future installment premiums                                   986,760                     763,882
                                                                      ------------------------   -------------------------

       Total claims-paying resources                                               $6,936,799                  $5,946,237
                                                                      ========================   =========================

    Net financial guarantees in force                                            $476,189,690                $418,385,960

    Capital ratio (3)                                                                   146:1                       153:1

    Financial resources ratio (4)                                                        69:1                        70:1


(1) Statutory accounting information for Ambac Assurance Corporation and Connie Lee Insurance Company are combined for purposes of this schedule. Qualified statutory capital for Ambac Assurance, on a stand alone basis, as of December 31, 2001 and December 31, 2000 are $3.240 billion and $2.716 billion, respectively.

(2) Third party capital support represents a limited recourse irrevocable line of credit with a group of high quality banks for $400 million and $800 million at December 31, 2001 and 2000 and pre-funded capital which provides for the unconditional ability to issue up to $400 million of preferred stock to a high quality asset-backed trust at December 31, 2001.

(3) Capital ratio is net financial guarantees in force divided by qualified statutory capital.

(4) Financial resources ratio is net financial guarantees in force divided by total claims-paying resources.

                  Ambac Assurance Corporation and Subsidiaries
                           Capitalization Table - GAAP
                     December 31, 2001 and December 31, 2000
                              (Dollars in Millions)


The following table sets forth Ambac Assurance's consolidated capitalization as of December 31, 2001 and December 31, 2000, respectively, on the basis of accounting principles generally accepted in the United States of America.

                                                               December 31,          December 31,
                                                                   2001                  2000
                                                             -----------------    --------------------


       Unearned premiums                                               $1,790                  $1,556
       Other liabilities                                                  888                     581
                                                             -----------------    --------------------
                                                                        2,678                   2,137
                                                             -----------------    --------------------
       Stockholder's equity:

             Common stock                                                  82                      82
             Additional paid-in capital                                   928                     760
             Accumulated other comprehensive income                        81                      82
             Retained earnings                                          2,386                   2,002
                                                             -----------------    --------------------
       Total stockholder's equity                                       3,477                   2,926
                                                             -----------------    --------------------
       Total liabilities and stockholder's equity                      $6,155                  $5,063
                                                             =================    ====================